                     SUPPLEMENT DATED OCTOBER 26, 1998, TO
                        THE PROSPECTUS DATED MAY 1, 1998
                      FIRSTLINE II VARIABLE UNIVERSAL LIFE
               A FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY
                                   ISSUED BY
                   SECURITY LIFE OF DENVER INSURANCE COMPANY
                                      AND
                       SECURITY LIFE SEPARATE ACCOUNT L1

THIS SUPPLEMENT UPDATES CERTAIN INFORMATION CONTAINED IN YOUR PROSPECTUS. PLEASE READ IT CAREFULLY AND KEEP IT WITH YOUR PROSPECTUS FOR FUTURE REFERENCE.

The first sentence in the "Policy Loans" section on page 27 is changed to read:

     "At any time after the first policy Monthly Processing Date, or as otherwise required by law, the Owner may borrow against the Policy by using it as security for a loan."

Effective July 6, 1998, INVESCO Funds Group, Inc. ("IFG"), the investment adviser to INVESCO Variable Investment Funds, Inc., changed the arrangements by which it voluntarily absorbs certain expenses of the INVESCO VIF - High Yield Portfolio, INVESCO VIF - Industrial Income Portfolio, INVESCO VIF - Small Company Growth Fund, INVESCO VIF Total Return Portfolio, and INVESCO VIF - Utilities Portfolio. See Pages 35 - 37 of the prospectus. The annual expenses of these Portfolios, restated to reflect these changes, are as follows:

       PORTFOLIO          INVESTMENT    OTHER EXPENSES     TOTAL
                          MANAGEMENT                     PORTFOLIO
                             FEE                         EXPENSES
===================================================================
INVESCO VIF - High           0.60%           0.45%          1.05%
 Yield Portfolio

INVESCO VIF -                0.75%           0.40%          1.15%
 Industrial Income
 Portfolio

INVESCO VIF - Small          0.75%           0.50%          1.25%
 Company Growth Fund

INVESCO VIF - Total          0.75%           0.40%          1.15%
 Return Portfolio

INVESCO VIF -                0.60%           0.55%          1.15%
 Utilities Portfolio


                                     * * *

The illustrations of death benefits, account values and surrender values, and accumulated premiums included on pages 47 - 54 of the prospectus reflect, among other policy fees, charges, and costs, the simple average of total Portfolio expenses for all Portfolios available through the Policy. Taking into account the changes affecting the INVESCO VIF Portfolios described above, this simple average increases from .07907% to .8387%.

The third paragraph in the "Distribution of the Policies" section on pages 45 - 46 is deleted and replaced in its entirety as follows:

     "Under these selling agreements, we pay a distribution allowance to the other broker-dealers, which in turn pay commissions to the Registered Representative who sells this Policy. The distribution allowance may equal an amount up to 95% of the first Target Premium paid. For premiums paid in excess of the first Target Premium, the distribution allowance may equal an amount up to 4% in policy years one through ten, and 2% in subsequent years. Broker-dealers may also receive annual renewal compensation of up to 0.15% of the Net Account Value beginning in the eleventh Policy year. Compensation arrangements may vary among broker-dealers and depend on particular circumstances. In addition, we also may pay override payments, expense allowances, bonuses, special marketing fees, wholesaler fees, and training allowances. Registered Representatives who meet specified production levels may qualify, under our sales incentive programs, to receive non-cash compensation such as expense-paid trips, expense-paid educational seminars and merchandise."


The third and fourth sentences of the first paragraph in the "Partial Withdrawals" section on page 28 are deleted and replaced in their entirety as follows:

     "We may impose requirements on Partial Withdrawals as necessitated by our administrative system. For example, we may require that requests be a specified dollar amount rather than a percentage."